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                             AIM FLOATING RATE FUND

                        Supplement dated July 10, 2000
                      to the Prospectus dated April 3, 2000
                          as supplemented June 29, 2000


This supplement supersedes and replaces in its entirety the supplement dated June 29, 2000.

The fifth paragraph under the heading entitled "MANAGEMENT - INVESTMENT MANAGEMENT" on page 18 of the prospectus is deleted in its entirety and replaced with the following:

              "Joel L. Coleman will provide day-to-day management of the Sub-Sub-Advised Assets of the Fund. Mr. Coleman is the Portfolio Manager and has been responsible for the Sub-Sub-Advised Assets of the Fund since 2000. He has been associated with INVESCO, Inc. and/or its affiliates since 1998. From 1997 to 1998, he was Director of Product Management for LG&E Energy Marketing. From 1992 to 1997, he was the Senior Group Retirement and Savings Sales Officer and Director of Fixed Income Securities for Providian Corporation."